FIRST AMENDMENT TO JOINT DEVELOPMENT AGREEMENT
THIS FIRST AMENDMENT TO JOINT DEVELOPMENT AGREEMENT ("Amendment") effective as of May 17, 2010, is entered into by and among PetroQuest Energy, L.L.C., a Louisiana limited liability company whose address is 400 E. Kaliste Saloom Rd., Suite 6000, Lafayette, LA 70508 ("Petro Quest"), WSGP Gas Producing, LLC, a Delaware limited liability company whose address is 1000 Louisiana, Suite 5550, Houston, TX 77002 ("WSGP") and NextEra Energy Gas Producing, LLC, a Delaware limited liability company whose address is 1000 Louisiana, Suite 5550, Houston, TX 77002 ("NEGP")(each a "Party" and collectively as "Parties."
RECITALS:
A.The Parties entered into that certain Joint Development Agreement (the "Agreement"), on May 17, 2010, with respect to the purchase and sale of certain oil and gas leasehold interests and the joint participation in, and development of, certain oil and gas properties, all as more particularly described in the Agreement.
B.The Parties desire to modify and amend the Agreement as more particularly described herein.
AGREEMENTS:
Now, therefore, in consideration of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties agree as follows:
1.All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
2.The last line of text on the cover page of the Agreement, reciting certain counties in Oklahoma, shall be deleted and replaced with the following:
"ATOKA, COAL, HASKELL, HUGHES, LATIMER, MUSKOGEE, PITTSBURG AND SEQUOYAH COUNTIES, OKLAHOMA"
3.The first Recital, on page 1 of the Agreement shall be deleted and replaced with the following:
"WHEREAS, PetroQuest owns certain oil, gas or mineral leases and interests covering certain lands in Atoka, Coal, Haskell, Hughes, Latimer, Muskogee, Pittsburg and Sequoyah Counties, Oklahoma as described on the attached Exhibit "A", in each case limited to those depths below the base of the Hartshorne Sand (as defined herein) (collectively the "Transaction Assets"), all located within the area described on the attached Exhibit "B" (the "AMP' as more fully discussed herein);"
4.Exhibit "A" to the Agreement shall be deleted and replaced with the revised Exhibit "A" attached hereto.

5.Exhibit "C-1" to the Agreement shall be deleted and replaced with the revised Exhibit "C-I" attached hereto.
6.Except as expressly amended hereby, the Agreement and all rights and obligations created thereby or thereunder are in all respects ratified and confirmed and remain in full force and effect. Where any section, subsection or clause of the Agreement is modified or deleted by this Amendment, any unaltered provision of such section, subsection or clause of the Amendment shall remain in full force and effect. However, where any provision of this Amendment conflicts or is inconsistent with the Agreement, the provision of this Amendment shall control.
7.This Amendment (a) shall be governed by, construed under and enforced in accordance with the laws of the State of Oklahoma; (b) shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; (c) may be modified or amended only in writing signed by each Party hereto; (d) may be executed by facsimile signatures and in several counterparts, and by the Parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute one and the same agreement; and (e) embodies the entire agreement and understanding between the Parties with respect to modifications to or amendments of the Agreement and supersedes all prior agreements relating to such subject matter.
Signature Page Follows

The undersigned have caused this Amendment to be executed effective as of the date first set forth above.

PETROQUEST:
PetroQuest Energy, L.L.C.

By: /s/ Dalton F. Smith II_____________________

Name: Dalton F. Smith II______________________

Title: Senior Vice President – Business Development
WSGP:

WSGP Gas Producing, LLC

By: /s/ L.A. Wall Jr.___________________________

Name: L.A. Wall Jr.___________________________

Title: President_______________________________
NEGP:

NextEra Energy Gas Producing, LLC

By: /s/ L.A. Wall Jr._____________________________

Name: L.A. Wall Jr._____________________________

Title: President_________________________________

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